UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022 (November 14, 2022)

Basanite, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2041 NW 15th Avenue, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

954-532-4653

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2022, Simon Kay, the Chief Executive Officer and President of Basanite, Inc. (the “Company”), through his attorneys, sent the Company’s Board of Directors (the “Board”) a notice of termination letter (the “Termination Letter”). In his Termination Letter, Mr. Kay informed the Board that he was terminating his employment for “Good Reason,” pursuant to the terms of and as defined in his employment agreement with the Company, dated March 25, 2022 (the “Employment Agreement”). As such, Mr. Kay is no longer affiliated with the Company, effective November 14, 2022.

In his Termination Letter, Mr. Kay contends that the Company has not complied with the terms of his Employment Agreement and that, because of this, he is entitled to earned but unpaid wages from the Company. The Company believes that, should any legal claim arise regarding Mr. Kay’s termination of his employment with the Company, it will defend itself to the fullest extent of the law.

On November 17, 2022, the Board appointed Michael V. Barbera, a director of the Corporation, as Acting Interim Chief Executive Officer of the Company. The Board also ratified and approved its September 21, 2022 appointment of Ronald J. LoRicco, Sr. as Chairman of the Board. Both Messrs. Barbera and LoRicco will serve in their positions until the earlier of his termination, death, disability or resignation.

Mr. Barbera, 68, previously served as the Company’s Chairman of the Board since January 2020, and served as a member of the Board of Directors since February 2019. Mr. Barbera has served as the Chief Executive Officer of Analytical Maintenance Services, Inc. (“AMS") located in Boca Raton, Florida since 1998. AMS, a privately held company, provides analytical instrument services, instrumentation, comprehensive training courses and general application support to both the chemical and pharmaceutical industries. The Board selected Mr. Barbera to serve as the Company’s Acting Interim Chief Executive Officer because of his longstanding relationship with the Company and because of his business experience.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2022	BASANITE, INC.

	By:	/s/ Michael V. Barbera
Name: Michael V. Barbera
Title: Acting Interim Chief Executive Officer